Oppenheimer New Jersey Municipal Fund	Oppenheimer RochesterTM Ohio Municipal Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer RochesterTM Virginia Municipal Fund
Oppenheimer Portfolio Series	Oppenheimer Select Value Fund
Oppenheimer Portfolio Series: Fixed Income Active	Oppenheimer Senior Floating Rate Fund
Allocation Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Quest Balanced Fund	Oppenheimer Strategic Income Fund
Oppenheimer Quest International Value Fund, Inc.SM	Oppenheimer Transition 2010 Fund
Oppenheimer Quest Opportunity Value Fund	Oppenheimer Transition 2015 Fund
Oppenheimer Real Estate Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Rising Dividends Fund, Inc.	Oppenheimer Transition 2025 Fund
Oppenheimer RochesterTM Arizona Municipal Fund	Oppenheimer Transition 2030 Fund
Oppenheimer RochesterTM Maryland Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer RochesterTM Massachusetts Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer RochesterTM Michigan Municipal Fund	Oppenheimer U S Government Trust
Oppenheimer RochesterTM Minnesota Municipal Fund	Oppenheimer Value Fund
Oppenheimer RochesterTM National Municipals	RochesterTM Fund Municipals
Oppenheimer RochesterTM North Carolina Municipal Fund

Prospectus Supplement dated May 15, 2009

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") as follows and is in addition to any other supplement(s):

1.

The sub-section titled "Right of Accumulation" in the section titled "Choosing a Share Class – About Class A Shares – Reduced Class A Sales Charges" is deleted in its entirety and is replaced by the following:

•

Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

•	your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
•	your joint accounts with your spouse,
•	accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).
If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

2.	The following is added to the section titled "How to Buy, Sell and Exchange Shares – How to Buy Shares" at the end of the paragraph titled "Buying Shares Through the Distributor":

If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

3.	The third bullet point in the section titled "How to Submit Share Transaction Requests – Internet and Telephone Transaction Requests" is deleted in its entirety and is replaced by the following :

•

Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days after changing the address on an account.

May 15, 2009

PS0000.051